Exhibit 99

[Dana News Release Heading]

CONTACT:	Michelle Hards (419) 535-4636 michelle.hards@dana.com

DANA CORPORATION ANNOUNCES STRONGER FIRST-QUARTER RESULTS

Restructuring Continues to Drive Improvement

TOLEDO, Ohio, April 24, 2003 – Dana Corporation (NYSE: DCN) today announced first-quarter sales of $2.4 billion and net income of $41 million, or 28 cents per share. In the first quarter of 2002, Dana reported sales of $2.3 billion and a net loss of $229 million, or $1.54 per share.

The increase in sales of approximately 5 percent benefited from currency translation; however, internal growth contributed approximately two-thirds of the amount. Net income for 2003 included one-time, after-tax gains of $10 million, or 7 cents per share, associated with the sale of assets of Dana Credit Corporation (DCC). The net loss reported in the first quarter of 2002 reflected the impact of the required adoption of new accounting standard FAS 142 ($220 million or $1.48 cents per share) and certain net charges associated with the restructuring program announced in October 2001 ($37 million or 24 cents per share).

Dana Chairman and CEO Joe Magliochetti said, “Our 2003 first-quarter performance again validates the success and importance of our restructuring program. We expect that our performance will be further enhanced as we conclude the final actions in this program and begin to realize the full run-rate of the restructuring benefits later this year.

“We improved upon last year’s results despite a large number of new program launches in our Structural Solutions Group. We expect to have most of these launch costs behind us by the end of the third quarter,” he said. “Additionally, we should benefit from the forecasted ramp-up in heavy-vehicle production as we move through the year.

“As a result of these factors, we expect our earnings to improve during the balance of the year. At the same time, we remain very comfortable with our expectation of a light-vehicle build of 15.8 to 16.2 million units in North America,” he said. “Considering these factors and the $10 million in gains we have already received from the sale of DCC assets, we are revising our outlook for full-year net income to a range of $195 million to $215 million.”

Dana Chief Financial Officer Bob Richter added, “During the quarter, we continued to make solid progress on the sale of DCC assets, realizing proceeds of approximately $80 million in transactions that resulted in the after-tax gains that were included in our net income. Proceeds from these transactions were used by DCC to reduce its indebtedness.

“At the parent company level, we continue to manage for cash, and despite a seasonal, first-quarter increase in working capital, the percentage of working capital to sales is improved and we remain committed to a year-on-year reduction in working capital of $200 million,” Mr. Richter said. “This will enable us to realize our goal of reducing net debt in 2003 by $330 million to $380 million.”

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Mr. Magliochetti concluded, “We believe these positive developments, in combination with the anticipated stronger second-half earnings, will provide a solid platform for transitioning Dana from a restructuring mode to a renewed focus on innovation, technology, and other strategic growth opportunities.”

Dana will discuss its first-quarter results in a conference call at 1 p.m. (EDT) today. The call may be accessed via Dana’s web site (www.dana.com), where it will be accompanied by a slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 5 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available at 6 p.m. today and is also accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicle manufacturers and their related aftermarkets. The company employs more than 60,000 people worldwide. Founded in 1904 and based in Toledo, Ohio, Dana operates hundreds of technology, manufacturing, and customer service facilities in 30 countries. The company reported 2002 sales of $9.5 billion.

Certain statements contained herein (including our forecasts, beliefs, and expectations) constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve assumptions, uncertainties, and risks, and Dana’s actual results, performance, or achievements may differ materially from those expressed or implied in these statements. Among the factors that could affect Dana’s actual results are the impact of national and international economic conditions (including additional adverse effects from terrorism or hostilities) on production and sales by the company and its vehicular customers, and the company’s ability to complete activities related to the October 2001 restructuring program and the divestiture of the Engine Management aftermarket operations. Additional factors are contained in Dana’s public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements contained herein.

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Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Three Months Ended March 31

	2003	2002

Net sales	$2,442	$2,321
Revenue from lease financing and other income	30	53

	2,472	2,374

Costs and expenses
Cost of sales	2,183	2,054
Selling, general and administrative expenses	201	221
Restructuring charges		37
Interest expense	59	67

	2,443	2,379

Income (loss) before income taxes	29	(5)
Income tax benefit (expense)	2	(20)
Minority interest	(2)	(6)
Equity in earnings of affiliates	17	18

Income (loss) from continuing operations	46	(13)
Income (loss) from discontinued operations	(5)	4

Income (loss) before effect of change in accounting	41	(9)
Effect of change in accounting		(220)

Net income (loss)	$41	$(229)

Basic earnings (loss) per share
Income (loss) of continuing operations	$0.31	$(0.09)
Income (loss) from discontinued operations	(0.03)	0.03
Effect of change in accounting		(1.48)

Net income (loss)	$0.28	$(1.54)

Diluted earnings (loss) per share
Income (loss) of continuing operations	$0.31	$(0.09)
Income (loss) from discontinued operations	(0.03)	0.03
Effect of change in accounting		(1.48)

Net income (loss)	$0.28	$(1.54)

Average shares outstanding -
For Basic EPS	148	148
For Diluted EPS	149	149

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)

	March 31	December 31
Assets	2003	2002

Current assets
Cash and marketable securities	$584	$571
Accounts receivable
Trade	1,492	1,348
Other	313	320
Inventories	1,156	1,116
Other current assets	829	763

Total current assets	4,374	4,118

Property, plant and equipment, net	2,522	2,556
Investment in leases	763	827
Investments and other assets	2,014	2,052

Total assets	$9,673	$9,553

Liabilities and Shareholders’ Equity

Current liabilities
Accounts payable and other current liabilities	$2,472	$2,537
Notes payable	644	287

Total current liabilities	3,116	2,824

Long-term debt	2,947	3,215
Deferred employee benefits and other noncurrent liabilities	1,918	1,925
Minority interest	106	107
Shareholders’ equity	1,586	1,482

Total liabilities and shareholders’ equity	$9,673	$9,553

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended March 31

	2003	2002

Net income (loss)	$41	$(229)
Depreciation and amortization	103	121
Asset impairment	6	21
Change in accounting for goodwill		220
Loss (gain) on divestitures and asset sales	(11)	1
Working capital change	(237)	(35)
Other	(13)	(28)

Net cash flows – operating activities	(111)	71

Purchases of property, plant and equipment	(76)	(75)
Purchases of assets to be leased		(26)
Payments received on leases	9	9
Net loans to customers	2	(3)
Divestitures		10
Asset sales	104	16
Other	6	27

Net cash flows – investing activities	45	(42)

Net change in short-term debt	87	(12)
Proceeds from long-term debt		250
Payments on long-term debt	(6)	(191)
Dividends paid	(1)	(1)
Other	(1)	1

Net cash flows – financing activities	79	47

Net change in cash and cash equivalents	13	76
Net change in cash – discontinued operations		(2)
Cash and cash equivalents – beginning of period	571	195

Cash and cash equivalents – end of period	$584	$269

Dana Corporation
(Including Dana Credit Corporation on the Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Three Months Ended March 31

	2003	2002

Net sales	$2,442	$2,321
Other income	13	14

	2,455	2,335

Costs and expenses
Cost of sales	2,196	2,069
Selling, general and administrative expenses	181	195
Restructuring charges		37
Interest expense	42	45

	2,419	2,346

Income (loss) before income taxes	36	(11)
Income tax expense	(15)	(16)
Minority interest	(2)	(6)
Equity in earnings of affiliates	27	20

Income (loss) from continuing operations	46	(13)
Income (loss) from discontinued operations	(5)	4

Income (loss) before effect of change in accounting	41	(9)
Effect of change in accounting		(220)

Net income (loss)	$41	$(229)

Dana Corporation
(Including Dana Credit Corporation on the Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)

	March 31	December 31
Assets	2003	2002

Current assets
Cash and marketable securities	$542	$551
Accounts receivable
Trade	1,492	1,348
Other	309	209
Inventories	1,156	1,116
Other current assets	793	716

Total current assets	4,292	3,940

Property, plant and equipment, net	2,240	2,253
Investments and other assets	2,377	2,375

Total assets	$8,909	$8,568

Liabilities and Shareholders’ Equity

Current liabilities
Accounts payable and other current liabilities	$2,616	$2,559
Notes payable	462	53

Total current liabilities	3,078	2,612

Long-term debt	2,218	2,462
Deferred employee benefits and other noncurrent liabilities	1,922	1,906
Minority interest	105	106
Shareholders’ equity	1,586	1,482

Total liabilities and shareholders’ equity	$8,909	$8,568

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Cash Flow Impact on Net Debt
(in millions)

	Three Months Ended March 31

	2003	2002

Sources
Net income (loss)	$41	$(229)
Change in accounting for goodwill		220

Net income (loss) before goodwill change	41	(9)
Depreciation	86	98
Asset sales	4
Divestitures		10
Change in working capital	(192)	(10)

	(61)	89

Uses
Capital spend	(72)	(64)
Dividends	(1)	(1)
Net changes in other accounts	(8)	(32)

	(81)	(97)

October 2001 restructuring cash impact
After-tax charges		37
Cash payments	(44)	(39)
Proceeds from asset sales	20	2

	(24)	—

Cash change in net debt	$(166)	$(8)

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended March 31, 2003

	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated

Net sales	$2,442	$		$	$2,442
Other income	13		38	(21)	30

	2,455		38	(21)	2,472

Costs and expenses
Cost of sales	2,196			(13)	2,183
Selling, general and administrative expenses	181		29	(9)	201
Interest expense	42		17		59

	2,419		46	(22)	2,443

Income (loss) before income taxes	36		(8)	1	29
Income tax benefit (expense)	(15)		17		2
Minority interest	(2)				(2)
Equity in earnings of affiliates	27		7	(17)	17

Income from continuing operations	46		16	(16)	46
Loss from discontinued operations	(5)				(5)

Net income	$41		$16	$(16)	$41

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended March 31, 2002

	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated

Net sales	$2,321	$		$	$2,321
Other income	14		68	(29)	53

	2,335		68	(29)	2,374

Costs and expenses
Cost of sales	2,069			(15)	2,054
Selling, general and administrative expenses	195		39	(13)	221
Restructuring charges	37				37
Interest expense	45		22		67

	2,346		61	(28)	2,379

Income (loss) before income taxes	(11)		7	(1)	(5)
Income tax expense	(16)		(4)		(20)
Minority interest	(6)				(6)
Equity in earnings of affiliates	20		7	(9)	18

Income (loss) from continuing operations	(13)		10	(10)	(13)
Income from discontinued operations	4				4

Income (loss) before effect of change in accounting	(9)		10	(10)	(9)
Effect of change in accounting	(220)				(220)

Net income (loss)	$(229)		$10	$(10)	$(229)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	March 31, 2003

	Dana
	with DCC on		Elimination	Dana
Assets	Equity Basis	DCC	Entries	Consolidated

Current assets
Cash and marketable securities	$542	$42	$	$584
Accounts receivable
Trade	1,492			1,492
Other	309	4		313
Inventories	1,156			1,156
Other current assets	793	207	(171)	829

Total current assets	4,292	253	(171)	4,374

Property, plant and equipment, net	2,240	37	245	2,522
Investments in leases		1,008	(245)	763
Investments and other assets	2,377	544	(907)	2,014

Total assets	$8,909	$1,842	$(1,078)	$9,673

Liabilities and Shareholders’ Equity

Current liabilities
Accounts payable and other current liabilities	$2,616	$27	$(171)	$2,472
Notes payable	462	182		644

Total current liabilities	3,078	209	(171)	3,116

Long-term debt	2,218	729		2,947
Deferred employee benefits and other noncurrent liabilities	1,922	616	(620)	1,918
Minority interest	105	1		106
Shareholders’ equity	1,586	287	(287)	1,586

Total liabilities and shareholders’ equity	$8,909	$1,842	$(1,078)	$9,673

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2002

	Dana
	with DCC on		Elimination	Dana
Assets	Equity Basis	DCC	Entries	Consolidated

Current assets
Cash and marketable securities	$551	$20	$	$571
Accounts receivable
Trade	1,348			1,348
Other	209	111		320
Inventories	1,116			1,116
Other current assets	716	105	(58)	763

Total current assets	3,940	236	(58)	4,118

Property, plant and equipment, net	2,253	39	264	2,556
Investments in leases		1,091	(264)	827
Investments and other assets	2,375	569	(892)	2,052

Total assets	$8,568	$1,935	$(950)	$9,553

Liabilities and Shareholders’ Equity

Current liabilities
Accounts payable and other current liabilities	$2,559	$37	$(59)	$2,537
Notes payable	53	234		287

Total current liabilities	2,612	271	(59)	2,824

Long-term debt	2,462	753		3,215
Deferred employee benefits and other noncurrent liabilities	1,906	639	(620)	1,925
Minority interest	106	1		107
Shareholders’ equity	1,482	271	(271)	1,482

Total liabilities and shareholders’ equity	$8,568	$1,935	$(950)	$9,553

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt
(in millions)

	Three Months Ended March 31, 2003

	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Sources
Net income	$41	$16	$(16)	$41
Depreciation	86	17		103
Asset sales	4	80		84
Change in working capital	(192)	(8)	7	(193)

	(61)	105	(9)	35

Uses
Capital spend	(72)	(5)	1	(76)
Dividends	(1)			(1)
Net changes in other accounts	(8)	(2)	8	(2)

	(81)	(7)	9	(79)

October 2001 restructuring cash impact
Cash payments	(44)			(44)
Proceeds from asset sales	20			20

	(24)	—	—	(24)

Cash change in net debt	$(166)	$98	$—	$(68)

Analysis of components of net debt:
Net change in short term debt	$(157)	$70	$	$(87)
Payments on long term debt		6		6
Change in cash	(9)	22		13

Cash change in net debt	(166)	98	—	(68)
Non-cash changes in net debt	(8)			(8)

Total changes in net debt	$(174)	$98	$—	$(76)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow Impact on Net Debt
(in millions)

	Three Months Ended March 31, 2002

	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Sources
Net income (loss)	$(229)	$10	$(10)	$(229)
Change in accounting for goodwill	220			220

Net income (loss) before goodwill change	(9)	10	(10)	(9)
Depreciation	98	23		121
Divestitures	10			10
Change in working capital	(10)	(3)	(6)	(19)

	89	30	(16)	103

Uses
Capital spend	(64)	(2)	(9)	(75)
Dividends	(1)			(1)
Acquisitions
Net changes in other accounts	(32)	9	25	2

	(97)	7	16	(74)

October 2001 restructuring cash impact
After-tax charges	37			37
Cash payments	(39)			(39)
Proceeds from asset sales	2			2

	—	—	—	—

Cash change in net debt	$(8)	$37	$—	$29

Analysis of components of net debt:
Net change in short term debt	$34	$(22)	$	$12
Proceeds from long term debt	(250)			(250)
Payments on long term debt	135	56		191
Change in cash	73	3		76

Cash change in net debt	(8)	37	—	29
Non-cash changes in net debt	35			35

Total changes in net debt	$27	$37	$—	$64

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Investor Relations
Dana Corporation
Quarterly Financial Information (Unaudited)
Q1 — 2003
(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets

	03	02	03	02	03	02	03	02	03	02	03	02

Automotive Systems Group	$943	$873	$31	$21	$43	$45	$36	$38	$15	$16	$1,822	$1,840
Automotive Aftermarket Group	513	534	4	4	25	36	15	22	2	7	1,018	1,078
Engine and Fluid Management Group	518	491	23	25	36	26	23	17	13	6	1,001	984
Heavy Vehicle Technologies and Systems Group	454	408	21	26	25	17	16	10	3	(1)	631	685
Dana Commercial Credit							6	10	6	10	287	209
Other	14	15	1	5	(54)	(52)	(60)	(65)	(3)	(6)	16	25

Continuing Operations	2,442	2,321	80	81	75	72	36	32	36	32	4,775	4,821
Discontinued Operations					(7)	(6)	(5)	(4)	(5)	(4)
Unusual Items Excluded from Performance Measurement						(46)	10	(37)	10	(37)
Effect of change in Accounting								(220)		(220)

Consolidated	$2,442	$2,321	$80	$81	$68	$20	$41	$(229)	$41	$(229)	$4,775	$4,821

North America	$1,780	$1,758	$22	$11	$74	$99	$45	$63	$9	$19	$2,979	$3,186
Europe	430	366	20	18	27	17	25	16	16	7	1,112	1,008
South America	111	120	43	42	11	9	7	5	5	2	325	411
Asia Pacific	121	77	1		11	2	7	1	4	(1)	164	141
Dana Commercial Credit							6	10	6	10	287	209
Other					(48)	(55)	(54)	(63)	(4)	(5)	(92)	(134)

Continuing Operations	2,442	2,321	86	71	75	72	36	32	36	32	4,775	4,821
Discontinued Operations					(7)	(6)	(5)	(4)	(5)	(4)
Unusual Items Excluded from Performance Measurement						(46)	10	(37)	10	(37)
Effect of change in Accounting								(220)		(220)

Consolidated	$2,442	$2,321	$86	$71	$68	$20	$41	$(229)	$41	$(229)	$4,775	$4,821

Information for Discontinued Operations	80	200	3	16							91	373

See Notes 20 and 21 in Dana’s 2002 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION
(WWW.Dana.Com) - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635